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                                                                 Exhibit 10.11

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                          REGISTRATION RIGHTS AGREEMENT

                                      among

                                DE&S HOLDING CO.

                              DOLLAR EXPRESS, INC.

                                  BERNARD SPAIN

                                  MURRAY SPAIN

                  GLOBAL PRIVATE EQUITY III LIMITED PARTNERSHIP

                     ADVENT PGGM GLOBAL LIMITED PARTNERSHIP

                   ADVENT PARTNERS GPE III LIMITED PARTNERSHIP

                ADVENT PARTNERS (NA) GPE III LIMITED PARTNERSHIP

                       ADVENT PARTNERS LIMITED PARTNERSHIP

                GUAYACAN PRIVATE EQUITY FUND LIMITED PARTNERSHIP

                                       and

                         DOLLAR EXPRESS INVESTMENT, LLC


                          Dated as of February 5, 1999




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                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made this made as of this 5th day of February, 1999, by and among DE&S HOLDING CO., a Pennsylvania corporation (the "Corporation"), DOLLAR EXPRESS, INC., a Pennsylvania corporation ("Dollar Express"), BERNARD SPAIN, MURRAY SPAIN (together with Bernard Spain, the "Management Shareholders"), GLOBAL PRIVATE EQUITY III LIMITED PARTNERSHIP, a Delaware limited partnership ("GPE III"), ADVENT PGGM GLOBAL LIMITED PARTNERSHIP, a Delaware limited partnership ("AG-PGGM"), ADVENT PARTNERS GPE III LIMITED PARTNERSHIP, a Delaware limited partnership ("AP-GPEIII"), ADVENT PARTNERS (NA) GPE III LIMITED PARTNERSHIP, a Delaware limited partnership ("AP- NA"), ADVENT PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership ("APLP" and together with GPEIII, AG-PGGM, AP-GPEIII and AP-NA, the "Advent Entities"), GUAYACAN PRIVATE EQUITY FUND LIMITED PARTNERSHIP, a Delaware limited partnership ("Guayacan"), and DOLLAR EXPRESS INVESTMENT, LLC, a North Carolina limited liability company ("DEI"; and, together with Guayacan and the Advent Entities and their respective Affiliates, collectively, the "Investors"; and each of the Investors is, individually, an "Investor").

                                   BACKGROUND

         WHEREAS, as of February 3, 1999, the Corporation, Dollar Express, the Management Shareholders and the Investors executed a Securities Purchase and Contribution Agreement (the "Purchase Agreement") (capitalized terms used but not defined herein have the meanings set forth in the Purchase Agreement);

         WHEREAS, pursuant to the Purchase Agreement, the Corporation has filed an amendment to its charter designating 3,530,000 shares of preferred stock, par value $0.01 per share, as Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock");

         WHEREAS, under the terms of the Purchase Agreement, the Investors may become entitled to exercise certain warrants to purchase Common Stock (as defined in Section 1) of the Corporation (the "Warrants");

         WHEREAS, on the date hereof, the parties hereto own 100% of the outstanding capital stock of the Corporation (whether voting or non-voting) in the amounts set forth on Schedule 1 hereto; and

         WHEREAS, as an inducement to completion of the transactions contemplated by the Purchase Agreement the Corporation has agreed to provide the Investors and the Management Shareholders with certain rights incident to the ownership of shares of Stock pursuant to this Agreement.



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         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

                  1. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

                     "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                     "Advent" shall mean Advent International Corporation, a Delaware corporation, and any Affiliate of Advent International Corporation.

                     "Affiliate" of a Person shall mean any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes hereof, only wholly-owned subsidiaries shall be deemed to be Affiliates of a parent entity and the requisite amount of "control" shall exist only if the same Person has the power to direct decisions affecting Securities. For purposes hereof (i) except as otherwise provided herein the partners or shareholders of an Investor shall be deemed to be Affiliates of that Investor (but only to the extent of their pro rata interest therein), and (ii) each Advent Entity shall be deemed to be an Affiliate of each other Advent Entity and of Advent.

                     "Commission" shall mean the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Act.

                     "Common Stock" shall mean (i) the class or series (however designated) of capital stock of the Corporation, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of directors of the Corporation (even though the right so to vote has been suspended by the happening of such a contingency), and (ii) any other securities into which or for which any of the securities described in clause (i) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                     "Corporation" shall mean DE&S Holding Co., or any successor by merger, consolidation or other transaction, and shall include any Subsidiaries thereof.

                     "Counterpart" shall mean a counterpart to this Agreement in the form of Exhibit A hereto, pursuant to the execution of which a Person shall become bound by all of the terms and conditions of this Agreement. Any Person who shall become a Holder shall be required to execute and become bound by all of the terms and conditions to this Agreement.



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                     "Demand Registration" shall mean an Investor Demand
Registration or a Management Demand Registration, as the case may be.

                     "Holder" shall mean each of the Investors and the Management Shareholders to the extent it or he holds Registrable Securities, and any other Person holding Registrable Securities to whom registration rights granted under and pursuant to this Agreement have been transferred pursuant to
Section 13 hereof.

                     "Initiating Holders" shall mean the Initiating Investors or the Initiating Management Holders, as the case may be.

                     "Investor Registrable Securities" shall mean the Registrable Securities beneficially owned (which, for purposes of this Agreement, shall be determined in accordance with Rule 13d-3 of the 1934 Act) by any Investor.

                     "IPO" shall mean the initial underwritten public offering of Common Stock.

                     "Management Registrable Securities" shall mean the Registrable Securities beneficially owned (which, for purposes of this Agreement, shall be determined in accordance with Rule 13d-3 of the 1934 Act) by any Management Shareholder.

                     "Person" shall mean an individual, a sole proprietorship, a corporation, a partnership, a limited liability company, a limited liability partnership, a joint venture, an association, a trust, or any other entity or organization, including a government or a political subdivision, agency or instrumentality thereof.

                     "Piggyback Registration" shall have the meaning set forth in Section 3 hereof.

                     "Pledge Agreement" shall mean that certain pledge agreement entered into in connection with the (Credit Agreement dated as of February 5, 1999, by and among the Corporation, Dollar Express, and any subsidiaries referred to therein, as borrowers, and the lenders referred to therein (the "Lenders"), and First Union National Bank, as Administrative Agent ("Administrative Agent").

                     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement ("Registration Statement") in compliance with the Act and the declaration or ordering of effectiveness of such Registration Statement by the Commission.

                     "Registered Holder" shall mean, with respect to a particular Registration Statement, each Holder which has included Registrable Securities in such Registration Statement.


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                     "Registered Securities" shall mean the Registrable
Securities included in a particular Registration Statement which has been declared effective by the Commission and which has remained effective for the minimum period required under and pursuant to the terms and conditions of this Agreement.

                     "Registrable Securities" shall mean (i) any shares of Common Stock beneficially owned (which, for purposes of this Agreement, shall be determined in accordance with Rule 13d-3 of the 1934 Act) by any Holder, including shares of Common Stock issued or issuable from time to time upon the conversion of the Series A Preferred Stock, (ii) any shares of Common Stock which may, from time to time, be beneficially owned by any Holder from the Corporation, including (without limitation) (A) shares of Common Stock issued or issuable in respect of preemptive rights or financing participation rights granted to any Holder, (B) upon the exercise of warrants (including the Warrants), options or other rights to acquire shares of Common Stock, or (C) upon the conversion or exchange of securities convertible into or exchangeable for shares of Common Stock, and (iii) securities which were issued or received in respect of, or in exchange or in substitution for any of the foregoing, including, but not limited to, those arising from a stock dividend, distribution, stock split, reclassification, reorganization, merger, consolidation, sale or transfer of assets or other exchange of securities. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Act and such securities shall have been disposed of in accordance with such Registration Statement, (y) such securities shall have ceased to be outstanding or (z) such securities shall have been transferred as permitted by, and in compliance with, Rule 144 (or any successor provision) promulgated under the Act.

                     "Series A Preferred Stock" shall mean (i) the Series A Preferred Stock of the Corporation, par value $.01 per share, and (ii) any other securities into which or for which any of the securities described in clause (i) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or otherwise.

                     "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

                     "Voting Stock" means with respect to any Person, capital stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.


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                  2. Demand Registrations.

                     (a) Beginning on the date which is 270 days after the date of this Agreement, upon the receipt of a written request from the holders of a majority of the Investor Registrable Securities ("Initiating Investors") that the Corporation file a Registration Statement under the Act covering the registration for the offer and sale of all or part of such Initiating Investors' Registrable Securities (an "Investor Demand Registration"), as soon as practicable, the Corporation shall give written notice to all other Holders of such Investor Demand Registration and shall cause all Registrable Securities that the Initiating Investors have requested be registered to be registered under the Act, subject to and in accordance with the terms, conditions, procedures and limitations contained in this Agreement. A maximum of two such Investor Demand Registrations may be effected pursuant to this Section 2(a), and a registration requested pursuant to this Section 2(a) shall not be deemed to have been effected unless a Registration Statement with respect thereto has become effective, remained continuously effective without interruption in accordance with the provisions of Section 5(a) hereof, and the Registered Securities shall have been disposed of in accordance with the plan of distribution set forth therein. The Initiating Investors may terminate an Investor Demand Registration prior to the filing of a Registration Statement relating thereto, or require the Corporation to withdraw promptly any Registration Statement which has been filed pursuant to this Section 2 but which has not become effective under the Act, and such registration shall not be deemed to be an Investor Demand Registration if either (i) it agrees to pay the costs and expenses of such registration as set forth in Section 8 below or (ii) such withdrawal is accompanied by notice from the Initiating Investors that, in the good faith exercise of its reasonable judgment, there has occurred either
(x) a material adverse change in the business, results of operations, financial condition or prospects of the Corporation, (y) a material adverse change in the United States financial markets which makes it inadvisable to proceed with the registration, or (z) a misstatement or omission in any preliminary prospectus which makes it inadvisable to proceed with the registration.

                     (b) Beginning on the date on which the Investors have received $35 Million of Aggregate Proceeds (as determined pursuant to Section 9(g) below), upon the receipt of a written request from the holders of a majority of the Management Registrable Securities ("Initiating Management Holders") that the Corporation file a Registration Statement under the Act covering the registration for the offer and sale of all or part of such Initiating Management Holders' Registrable Securities (a "Management Demand Registration"), as soon as practicable, the Corporation shall give written notice to all other Holders of such Management Demand Registration and shall cause all Registrable Securities that the Initiating Management Holders have requested be registered to be registered under the Act, subject to and in accordance with the terms, conditions, procedures and limitations contained in this Agreement. A maximum of two such Management Demand Registrations may be effected pursuant to this Section 2(b), and a registration requested pursuant to this Section 2(b) shall not be deemed to have been effected unless a Registration Statement with respect thereto has become effective, remained continuously effective without interruption in accordance with the provisions of
Section 5(a) hereof, and the Registered Securities shall have been disposed of in accordance with the plan of distribution set forth therein. The Initiating Management Holders may terminate a Management Demand Registration prior to the

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filing of a Registration Statement relating thereto, or require the Corporation to withdraw promptly any Registration Statement which has been filed pursuant to this Section 2(b) but which has not become effective under the Act, and such registration shall not be deemed to be a Management Demand Registration if either (i) it agrees to pay the costs and expenses of such registration as set forth in Section 8 below or (ii) such withdrawal is accompanied by notice from the Initiating Management Holders that, in the good faith exercise of its reasonable judgment, there has occurred either (x) a material adverse change in the business, results of operations, financial condition or prospects of the Corporation, (y) a material adverse change in the United States financial markets which makes it inadvisable to proceed with the registration, or (z) a misstatement or omission in any preliminary prospectus which makes it inadvisable to proceed with the registration.

                  3. Piggyback Registration.

                     (a) Subject to Section 9 hereof, if at any time the Corporation proposes to register its Common Stock under the Act, either for its own account or for the account of others (including and to the extent any such registrations are effected pursuant to Section 2 hereof), in connection with the public offering of such Common Stock solely for cash, on a registration form that would also permit the registration of Registrable Securities (other than a registration covering shares of Common Stock issued pursuant to an employee benefit plan, or a registration on Form S-4 for the purpose of offering such securities to another business entity or the shareholders of such entity in connection with the acquisition of assets or shares of capital stock, respectively, of such entity), the Corporation shall, each such time, promptly give each Holder written notice of such proposal (a "Piggyback Registration Notice"). Within 20 days after the Piggyback Registration Notice is given, the Holders shall give notice as to the number of shares of Registrable Securities, if any, which such Holders request to be registered simultaneously with such registration by the Corporation ("Piggyback Registration"). The Corporation shall include any Registrable Securities in such Registration Statement (or in a separate Registration Statement concurrently filed) which the Holders thereof request to be registered under the Act, subject to and in accordance with the terms, conditions, procedures and limitations contained in this Agreement.

                     (b) Notwithstanding the foregoing, if such Piggyback Registration was initiated by the Corporation to effect a primary public offering of its securities and, if at any time after giving written notice of its intention to so register securities and before the effectiveness of the Registration Statement filed in connection with such registration, the Corporation determines for any reason either not to effect such registration or to delay such registration, the Corporation may, at its election, by prior written notice to each Holder: (i) in the case of a determination not to effect registration, relieve itself of its obligation to register the Registrable Securities in connection with such registration, provided that such determination shall not preclude such Holder of Registrable Securities from enjoying registration rights which it might otherwise possess under Section 2 hereof; or (ii) in the case of a determination to delay registration, delay the registration of such Registrable Securities for the same period as the delay registration of such other securities, provided that the Corporation shall not delay any such registration more than once in any twelve month period or for a period of exceeding 90 days.

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                     (c) Each Holder requesting inclusion in a registration
pursuant to this Section 3 may, at any time before the effective date of the Registration Statement relating to such registration, revoke such request by written notice of such revocation to the Corporation, in which case the Corporation shall cause such Holder's Registrable Securities to be withdrawn from such Registration Statement.

                  4. Registration Pursuant to Rule 415.

                     (a) At such time as the Corporation shall have qualified for the use of Form S-3 (or any similar form promulgated by the Commission), but in no event prior to one year after the effective date of the Registration Statement for the IPO, the Investors shall have the right, in addition to and not exclusive of the other rights set forth in this Agreement, to request on one occasion during each year that the Corporation file a Registration Statement on Form S-3 pursuant to Rule 415 under the Act (a "Rule 415 Request"). No Investor shall initiate a Rule 415 Request without first consulting in good faith with the Corporation and its investment bankers; provided that the Corporation and investment bankers make themselves reasonably available for such consultation. Any Rule 415 Request (i) shall be made by Investors holding not less than 25% of the Registrable Securities, (ii) shall specify the Registrable Securities intended to be sold or disposed of by the particular holders thereof, and (iii) shall state the intended method or methods of disposition of such Registrable Securities by the Investors requesting such registration. Promptly after the Corporation receives a Rule 415 Request and subject to the provisions of the immediately preceding sentence, the Corporation shall give written notice of a Rule 415 Request to the Investors other than the Investors initiating the Rule 415 Request. All Registrable Securities owned by any other Investors which notify the Corporation in writing, within 30 days after receipt of the Corporation's notice contemplated by this sentence, that it intends to participate in the registration contemplated by the Rule 415 Request (such notification to include the number of Registrable Securities sought to be included and the intended method or methods of distribution for such Registrable Securities), subject to and in accordance with the terms, conditions, procedures and limitations contained in this Agreement. No registration pursuant to this
Section 4 shall count as a Investor Demand Registration pursuant to Section 2, nor shall the Investors rights under Section 2 be deemed to be waived by virtue of a request made under this Section 4.

                     (b) Notwithstanding foregoing, the holders of a majority of the Registrable Securities held by all Management Shareholders may delay a registration under Section 4(a) above if (i) within 7 days after the Rule 415 Request they notify the Investors that the Management Shareholders intend to demand registration of Shares under Section 2 hereof (the "Preemptive Request"), and (ii) within 60 days after the Rule 415 Request the Corporation has filed a Registration Statement with the Commission in respect of the Preemptive Request. The Preemptive Request shall be deemed a request for a Management Demand Registration under Section 2(b) hereof, provided, however that any registration in respect of a Preemptive Request shall not count for purposes of the limitation on the number of Management Demand Registrations. If the Corporation has filed a Registration Statement with the Commission in respect of the Preemptive Request, the Corporation shall, within 180 days after the effectiveness of such Registration Statement, file a Registration Statement in respect of the Rule 415 Request that was delayed by the Preemptive Request (the


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"Delayed 415 Registration Statement"). If the Corporation has failed to file a
Registration Statement in respect of a Preemptive Request as provided herein, it shall promptly file the Delayed 415 Registration Statement. The Corporation shall not file any Management Demand Registration (other than the Management Demand Registration contemplated by this subsection (b)) until the Delayed 415 Registration Statement has been declared effective.

                  5. Obligations of the Corporation.

                     (a) Whenever required under this Agreement to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                         (i) Prepare and file with the Commission a Registration
Statement covering such Registrable Securities and use its best efforts to cause such Registration Statement to be declared effective by the Commission and to keep such registration continuously effective until the date when all Registrable Securities covered by the Registration Statement have been sold; provided, however, in the case of registration under Section 2 or Section 3 hereof, not longer than 270 days after the effective date of the Registration Statement or any amendments or supplements thereto. The Corporation will furnish to each Holder of Registrable Securities covered by such Registration Statement and the underwriters, if any, within a reasonable period of time prior to the making of any filing thereof, copies of all such documents proposed to be filed (excluding exhibits, unless any such person shall specifically request exhibits), which documents will be subject to the review of each Holder and any underwriters, and the Corporation will not file such Registration Statement or any amendment thereto or any prospectus or any supplement thereto (including any documents incorporated by reference therein) with the Commission if (i) the Holders of a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object to such filing or
(ii) information in such Registration Statement or prospectus concerning a particular Registered Holder is inaccurate.

                         (ii) Prepare and file with the Commission such
amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement effective until the applicable date referred to in Section 5(a)(i) hereof and to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Act.

                         (iii) Furnish to the Registered Holders such number of
copies of such Registration Statement, each amendment thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), each supplement thereto and such other documents, as they may reasonably request in order to facilitate the disposition of Registered Securities owned by them.



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                         (iv) Use its best efforts to register and qualify the
Registered Securities under such other securities laws of such jurisdictions as shall be reasonably requested by any Registered Holder and do any and all other acts and things which may be reasonably necessary or advisable to enable each Registered Holder to consummate the disposition of the Registered Securities owned by such Holder in such jurisdictions; provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify generally to transact business in any such states or jurisdictions.

                         (v) Promptly notify each Registered Holder at any time
when a prospectus is required to be delivered under the Act of the happening of any event (including a reasonably detailed description of such event) as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Holder, the Corporation will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registered Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

                         (vi) Make available for inspection by any Registered
Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Registered Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the officers, directors, employees and independent accountants of the Corporation to supply all information reasonably requested by any such Registered Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement.

                         (vii) Promptly notify the Registered Holders and the
underwriters, if any, of the following events and, if requested by any such Person, confirm such notification in writing and provide copies of any relevant documents relating to: (1) the filing of the prospectus or any prospectus supplement and the Registration Statement and any amendment or post-effective amendment thereto and, with respect to the Registration Statement and any amendment or post-effective amendment thereto, the declaration of the effectiveness of such documents, (2) any comment letters from or requests by the Commission for amendments or supplements to the Registration Statement or the prospectus or for additional information, (3) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (4) the receipt by the Corporation of any notification with respect to the suspension of the qualification of the Registered Securities for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose.

                         (viii) Use its best efforts to prevent the entry of any
order suspending the effectiveness of the Registration Statement, or the qualification, or exemption from qualification, of such securities included therein for sales in any jurisdiction, and to obtain the withdrawal of any such order, if entered.



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                         (ix) If reasonably requested by any underwriter or a
Registered Holder in connection with any underwritten offering, incorporate in a prospectus supplement or post-effective amendment such information as the underwriters and the Holders of a majority of the Registrable Securities covered by the particular Registration Statement agree should be included therein relating to the sale of such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten offering of such Registrable Securities to be sold in such offering, and make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

                         (x) Cooperate with the Registered Holders and the
underwriters, if any, to facilitate the timely preparation and delivery of certificates evidencing Registered Securities and not bearing any restrictive legends, and enable such Registered Securities to be in such lots and registered in such names as the underwriters may request at least two business days prior to any delivery of Registered Securities to the underwriters.

                         (xi) Provide a transfer agent, registrar and CUSIP
number for all Registrable Securities not later than the effective date of the Registration Statement.

                         (xii) Prior to the effectiveness of the Registration
Statement and any post-effective amendment thereto and at each closing of any underwritten offering, (i) make such representations and warranties to the Registered Holders and the underwriters, if any, with respect to the Registered Securities and the Registration Statement as are customarily made by issuers to underwriters in primary underwritten public offerings and such other matters as may be reasonably requested by such Registered Holders and underwriters or their counsel, (ii) obtain opinions of counsel to the Corporation and updates thereof (which opinions shall be reasonably satisfactory to the underwriters, if any, and to the Holders of a majority of the Registered Securities) addressed to each Registered Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters or their counsel, (iii) obtain "cold comfort" letters and updates thereof from the Corporation's independent certified public accountants addressed to the Corporation and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters required by underwriters in connection with primary underwritten public offerings and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registered Securities being sold and by the underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Corporation.

                         (xiii) Enter into such agreements and take all such
other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registered Securities and in such connection, in the case of an underwritten offering, enter into an underwriting agreement or other similar agreement in form, scope and substance as is customary in primary underwritten public offerings which underwriting agreement shall, among other


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things, set forth in full the indemnification and contribution provisions and procedures of Section 13 hereof with respect to all parties to be indemnified pursuant to said Section and provide for customary indemnification and contribution provisions and procedures by the underwriters of any Holders registering Registrable Securities. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

                         (xiv) Use its best efforts to cause all Registered
Securities included in such Registration Statement to be listed, by the date of first sale of Registered Securities pursuant to such registration statement, on each securities exchange on which shares of Common Stock are then listed or proposed by the Corporation to be listed, if any, and to use best efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers.

                         (xv) Provide such reasonable assistance in the
marketing of the Registered Securities as is customary of issuers in primary underwritten public offerings (including participation by its senior management in "road shows").

                         (xvi) Otherwise use its best efforts to comply with all
applicable rules and regulations of the Commission, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Act and the Rules promulgated thereunder (including Rule 158), no later than 45 days after the end of any twelve month period (i) commencing at the end of any fiscal quarter in which Registered Securities are sold to underwriters in a firm or best efforts underwritten offering or (ii) if not sold to underwriters in such an offering, beginning with the first day of the first fiscal quarter of the Corporation commencing after the effective date of the Registration Statement, which earnings statement will cover such 12-month period.

                     (b) If at the time of any request to register Registrable Securities pursuant to Section 2 or Section 4 hereof, the Corporation is preparing, or within 30 days thereafter engages a managing underwriter and commences to prepare, a Registration Statement for a public offering (other than a registration covering shares of Common Stock issued pursuant to an employee benefit plan) which in fact is filed and becomes effective within 90 days after the date the Holders made the request to register Registrable Securities, then the Corporation may, subject to Section 3 and Section 9(c)(i) hereof, at its option direct that such request for registration be delayed for a period not in excess of 90 days from the date of such request. Nothing herein shall preclude such Holder of Registrable Securities from enjoying registration rights which it might otherwise possess under Section 3 hereof. Notwithstanding anything to the contrary herein, the Corporation shall not be permitted pursuant to this subsection (b) to further delay a registration to be effected pursuant to
Section 4 hereof if a Preemptive Request has been made.

                     (c) If at the time of any request to register Registrable Securities pursuant to Section 2 or Section 4 hereof, the Corporation is engaged in any material acquisition or divestiture or other business transaction with a third party which would be adversely affected by such request to register Registrable Securities to the material detriment of the Corporation, then the

Corporation may direct that such request for registration be delayed for a period not in excess of 90 days from the date of such request. Notwithstanding anything to the contrary herein, the Corporation shall not be permitted pursuant to this subsection (c) to further delay a registration to be effected pursuant to Section 4 hereof if a Preemptive Request has been made.

                     (d) Notwithstanding anything herein to the contrary, in no event shall the Corporation exercise its right to delay any such registration under this Section 5 more than once in any twelve month period or for a period of exceeding 90 days.

                  6. Furnish Information. The Holders shall furnish to the Corporation such information regarding them, the Registrable Securities held by them, and the intended method of disposition by them of such Registrable Securities as is customarily provided by selling securityholders and as the Corporation or any underwriters shall reasonably request.

                  7. Suspension of Disposition of Registrable Securities. Each Registered Holder agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 5(a)(v) or 5(a)(vii)(3) or (4) hereof, such Registered Holder will forthwith discontinue disposition of Registered Securities until such Registered Holder's receipt of copies of a supplemented or amended prospectus contemplated by Section 5(a)(v) hereof, or until it is advised in writing (the "Advice") by the Corporation that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Corporation, such Registered Holder will deliver to the Corporation (at the expense of the Corporation) all copies, other than permanent file copies then in such Registered Holder's possession, of the prospectus covering such Registered Securities at the time of receipt of such notice. In the event the Corporation shall give any such notice, the time period mentioned in Section 5(a)(i) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(a)(v) or 5(a)(vii)(3) or (4) hereof to and including the date when each Registered Holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(a)(v) hereof or the Advice.

                  8. Expenses of Registration.

                     (a) Except as provided in Section 8(b) through 8(d) hereof, all expenses incurred in connection with a registration pursuant to this Agreement, whether or not a registration is consummated, shall be borne by the Corporation, including (without limitation) charges, costs, expenses, disbursements, fees and taxes in connection with (i) the preparation and filing of any Registration Statement, each preliminary prospectus, the final prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to any underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Registrable Securities to offered and sold hereunder, including any stock or other transfer taxes or duties payable upon the sale thereof, (iii) the printing of any underwriting agreement and any dealer agreements and furnishing of copies of each to the underwriters and to dealers (including costs of mailing and shipment) participating in any registration, (iv) the qualification of the Registrable Securities for offering and sale under state laws (including the legal fees and filing fees and other disbursements of counsel in connection therewith) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) the filing for listing or approval for quotation of the Registrable Securities on the Nasdaq Stock Market or on any national securities exchange (including the legal fees and filing fees and other disbursements of counsel in connection therewith), (vi) filing for review of the public offering of the Registrable Securities by the National Association of Securities Dealers, Inc. (including the legal fees and filing fees and other disbursements of counsel in connection therewith), (vii) the fees and expenses of any transfer agent or registrar for the Registrable Securities, (viii) making road show presentations with respect to the offering of the Registrable Securities, (ix) the legal fees and disbursements charged by counsel to the Corporation, by counsel to the underwriters, if any, (x) the fees and disbursements charged by the accountants to the Corporation, (xi) fees and disbursements charged by one counsel chosen by (A) the Initiating Investors, in the case of an Investor Demand Registration, (B) the Initiating Management Holders , in the case of a Management Demand Registration, (C) the Holders of a majority of the Registrable Securities sought to be included in the Registration Statement, in the case a Piggyback Registration in which the Company or any other holder of contractual rights granted by the Corporation and consented to by the holders of a majority of the Investor Registrable Securities ("Additional Rights Holders") initiates such registration, and (D) the Investor initiating a Rule 415 Request, and (xii) the fees and disbursements charged by any experts or other consultants which any Holders participating in such registration may reasonably request participate in the registration.

                     (b) Each Holder agrees to pay all underwriting discounts and commissions and the fees and disbursements of any legal counsel retained by it, other than the legal counsel referred to in clause (x) of Section 8(a) above. Additionally, the Corporation agrees to use its best efforts to cause its transfer agent or its counsel to serve as a custodian, to the extent any underwriters participating in any such registration shall require the participation of a custodian for any selling security holders and, in such event, the Corporation shall be responsible for the fees and disbursements of its transfer agent or its counsel acting in such custodial capacity.

                     (c) If a registration proceeding is begun under Section 2 but subsequently discontinued, whether prior to or after the filing of a Registration Statement, at the request of the Initiating Holders, such Initiating Holders shall have the option (exercisable by the Holders of a majority of the Registrable Securities beneficially owned by Initiating Holders) of either (i) reserving their right to such Demand Registration pursuant to
Section 2, in which case the Initiating Holders will pay all reasonable out-of-pocket expenses incurred to effect such terminated registration, or (ii) waiving their right to one future Demand Registration under Section 2 (but not its right to effect a Piggyback Registration pursuant to Section 3 hereof if another Holder shall initiate a Demand Registration under Section 2 hereof), in which case the Corporation will pay the expenses of such withdrawn registration.

                     (c) Registered Holders may withdraw a request made within 45 days after the end of the fiscal year if the audited financial statements of the Corporation for such year and at such year-end materially and adversely differ from the financial information furnished to such Registered Holders by the Corporation at the time of their request, in which event such Registered Holders shall not be required to pay any of the expenses of such withdrawn registration and such withdrawn registration shall be treated for all purposes of this Agreement as if it had never occurred.

                     (d) All expenses incurred in connection with a registration which are, under this Section 8, to be borne by Registered Holders shall be borne pro rata by the Registered Holders on the basis of the number of such Holder's Registered Securities (or Registrable Securities proposed to be registered, as the case may be); provided, however, that if any such cost or expense is attributable solely to one Registered Holder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to and borne by that Registered Holder.

                  9. Underwriting Requirements; Priorities.

                     (a) With respect to a Demand Registration pursuant to
Section 2, the investment banker(s) and managing underwriters to administer such registration shall be selected by the mutual agreement of the Initiating Holders and the Corporation, subject to the Corporation's obligations under its engagement letter with Legg Mason Wood Walker, Incorporated dated May 12, 1998, amended May 26, 1998 and countersigned on June 1, 1998. The Corporation will have the right to select the investment banker(s) and manager(s), if any, to administer any offering which is initiated by the Corporation.

                     (b) If a registration under Section 2 hereof is an underwritten offering and the managing underwriters advise the Corporation that in their opinion the number of shares of Common Stock requested to be registered exceeds the number of shares which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the Corporation will include in such registration, before inclusion of any securities sought to be registered by any other Person, including (without limitation) the Corporation or any Additional Rights Holder:

                         (i) until the Investors shall have received $35 Million in Aggregate Proceeds (as determined pursuant to subsection (g) below), all of the Registrable Securities owned by any of the Holders, on the basis of the number of Registrable Securities such Holders have requested to be registered, allocated two-thirds to the Investors, pro rata among them, and one-third to the Management Shareholders, pro rata among them,

                         (ii) thereafter, until the Management Shareholders shall have received $35 Million in Aggregate Proceeds (as determined pursuant to subsection (g) below), all of the Registrable Securities owned by any of the Holders, on the basis of the number of Registrable Securities such Holders have requested to be registered, two-thirds to the Management Shareholders, pro rata among them, and one-third to the Investors, pro rata among them, and

                         (iii) thereafter, all of the Registrable Securities owned by any of the Holders, pro rata among them on the basis of the number of Registrable Securities such Holders have requested to be registered.

                     (c) If a registration under Section 3 hereof is an underwritten primary offering initiated by the Corporation or an Additional Rights Holder and the managing underwriters advise the Corporation that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, the Corporation will include in such registration (i) first, depending upon who initiated such registration, the securities that the Corporation or the Additional Rights Holders initiating such registration, proposes to sell, and (ii) second, before inclusion of any securities sought to be registered by any other Person,

                         (A) until the Investors shall have received $35 Million in Aggregate Proceeds (as determined pursuant to subsection (g) below), all of the Registrable Securities owned by any of the Holders, on the basis of the number of Registrable Securities such Holders have requested to be registered, allocated two-thirds to the Investors, pro rata among them, and one-third to the Management Shareholders, pro rata among them,

                         (B) thereafter, until the Management Shareholders shall have received $35 Million in Aggregate Proceeds (as determined pursuant to subsection (g) below), all of the Registrable Securities owned by any of the Holders, on the basis of the number of Registrable Securities such Holders have requested to be registered, two-thirds to the Management Shareholders, pro rata among them, and one-third to the Investors, pro rata among them, and

                         (C) thereafter, all of the Registrable Securities owned by any of the Holders, pro rata among them on the basis of the number of Registrable Securities such Holders have requested to be registered;

provided, however, that if the holders of Registrable Securities have requested that their Registrable Securities be included in a registration pursuant to
Section 3 following the Corporation's exercise of its right to delay a request pursuant to Section 5, then the Corporation will include in such registration, at a minimum, the lesser of (x) all Registrable Securities held by Holders requesting registration pursuant to Section 3 hereof and (y) such number of Registrable Securities held by Holders requesting registration pursuant to
Section 3 hereof as is equal to 50% of the total number of shares of Common Stock being registered, such inclusion to give effect to the priorities and allocations among the Investors and the Management Shareholders set forth in this subsection (c); provided further that if such registration contemplates an "over-allotment option" on the part of underwriters, to the extent such over-allotment option is exercised and Holders of Registrable Securities were excluded from registering any Registrable Securities pursuant to the priority provisions of this section, then the over-allotment option shall be exercised with respect to such Registrable Securities held by such excluded Holders, such inclusion to give effect to the priorities and allocation among the Investors and the Management Shareholders set forth in this subsection (c).

                     (d) In the event that the number of securities requested to be included in a registration statement is less than that number allocated to the Investors, on the one hand, or the Management Shareholders, on the other hand, pursuant to Section 9(b) or (c) (the "Unused Allocation"), the Investors or the Management Shareholders, as the case may be, may include additional Registrable Securities under such subsections in an amount not to exceed the Unused Allocation.

                     (e) No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                     (f) The Corporation shall not grant registration rights to any Person which impair in any way the priorities for inclusion in a registration set forth in this Section 9, including, without limitation, by providing any such Person with higher priority than or equal priority to that provided to the parties herein with regard to any Registration Statement filed by be Corporation, whether upon such Person's demand or otherwise.

                     (g) For purposes of this Agreement, "$35 Million in Aggregate Proceeds" shall be determined, with respect to the Investors as a group or the Management Shareholders as a group, each as of the original date of the filing of a particular Registration Statement, and shall equal the gross proceeds received as of the date of determination by the applicable group of Holders from sales, if any, of Registered Securities. For purposes of making the calculation contained in this subsection (g) and for purposes of determining the priorities and allocations set forth in this Section 9, subsequent transferees of Registrable Securities to whom rights under this Agreement are also assigned shall be included in the applicable groups of Holders.

                  10. Rule 144 and Rule 144A. At such time as the Corporation becomes subject to the reporting requirements of the 1934 Act, the Corporation will file the reports required to be filed by it under the Act and the 1934 Act and the rules and regulations adopted by the Commission thereunder, and will use its best efforts to take such further action as any Holder of Registrable Securities may reasonably deem to be necessary, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by
(i) Rule 144 and Rule 144A under the Act, as such Rule may be amended from time to time or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Corporation will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

                  11. Holdback Agreement.

                      (a) The Corporation agrees (i) not to effect any public or private sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, or otherwise grant any option for the purchase of its equity securities (other than options issued by the Corporation pursuant to any stock option plan or other employee benefit plan), during the period commencing on the date the registration statement relating to any Registrable Securities is first filed with the Commission, and ending 180 days after the date of the final prospectus relating to such Registrable Securities (other than a registration covering shares of Common Stock issued pursuant to an employee benefit plan, a registration on Form S-4 for the purpose of offering such securities to another business entity or the shareholders of such entity in connection with the acquisition of assets or shares of capital stock, respectively, of such entity, or a registration effected pursuant to Rule 415 Request under Section 4 hereof), unless the underwriters managing the registered public offering otherwise agree and (ii) except for (A) issuances of Common Stock upon exercise of options granted under the Corporation's stock option plan as in effect on the date hereof and (B) issuances of Common Stock, options, warrants or other rights to purchase Common Stock, or securities convertible into or exchangeable for Common Stock (in each case in connection with a Business Combination transaction), not to issue securities to any Person if, after giving effect to such issuance, such Person would beneficially own two percent or more of the then outstanding Common Stock unless such Person agrees, in the context of a registration contemplated hereby, not to effect any sale or distribution of any such securities during the period referred to above (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                      (b) Subject to the rights set forth in Section 3 hereof, each of the Holders agrees that, during the period commencing on the date when any Registration Statement relating to (x) the IPO, (y) any public offering to be effected subsequent to the IPO which involves the registration of securities solely for the account of the Corporation, or (z) any registration effected pursuant to Sections 2 or 3 hereof, is first filed with the Commission, and ending 180 days after the date of the final prospectus relating to such public offering, it will not and, except as may be disclosed in the prospectus to accompany the reoffering of Registrable Securities, will not announce or disclose any intention to, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, the Shares owned by it, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the transfer of shares of Common Stock or other securities by the undersigned as a gift or gifts, (B) the transfer of shares of Common Stock or other securities of the Company by the undersigned to its Affiliates, and (C) the sale of shares of Common Stock pursuant to the Registration Statement relating to such registration effected pursuant to Sections 2 or 3 hereof; provided, that, in the case of clause (A) or (B) above, the recipient(s), donee(s) or transferee(s), respectively, agree(s) in writing as a condition precedent to such issuance, gift or transfer to be bound by the terms of this Agreement.

                  12. No Agreements. The Corporation has not previously, and shall not hereafter without the prior written consent of a holders of a majority of the Investor Registrable Securities, enter into any agreement granting rights with respect to the registration of any of its securities (other than a registration covering shares of Common Stock issued pursuant to an employee benefit plan).

                  13. Transfer of Registration Rights. Provided that the Corporation is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned, the registration rights under this Agreement may be transferred in whole or in part in connection with the transfer of Registrable Securities. Notwithstanding the foregoing, if such transfer is subject to covenants, agreements or other undertakings restricting transferability thereof the registration rights under this Agreement shall not be transferred in connection with such transfer unless such transfer complies with all such covenants, agreements and other undertakings. In all cases, such registration rights shall not be transferred unless the transferee thereof executes a Counterpart. If any Investor transfers Registrable Securities to another Person and such Person becomes a party to this Agreement, such Person shall be deemed an Investor for all purposes hereof.

                  14. Indemnification and Contribution.

                      (a) To the fullest extent permitted by law, the Corporation will and hereby does (i) indemnify and hold harmless each Holder, each director, officer, partner, employee, affiliate, or agent of or for such Holder, any Underwriter (as defined in the Act) for such Holder, and each Person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages, costs or liabilities, joint or several, to which they may become subject insofar as such losses, claims, damages, costs or liabilities (or actions in respect thereof) arise out of, are caused by, or are based on any untrue or alleged untrue statement of any material fact contained in any Registration Statement filed with the Commission, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which it was made, or arise out of any violation by the Corporation of any securities law, rule or regulation applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and (ii) will reimburse each such Person or entity for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, costs, liability, or action; provided, however, that the indemnity agreement contained in this Section 14(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld, delayed or conditioned) nor shall the Corporation be liable to a Holder, underwriter or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or an alleged untrue statement or omission or alleged omission made in connection with any such Registration Statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing expressly for use in connection with such registration by or on behalf of any such Holder or controlling person of such Holder. This indemnity shall be in addition to other indemnification arrangements to which the Corporation and any Holders may otherwise be party.

                      (b) To the fullest extent permitted by law, each Holder requesting or joining in a registration under this Agreement, severally and not jointly, will and hereby does (i) indemnify and hold harmless the Corporation, each of its directors, each of its officers who have signed the Registration Statement, each Person, if any, who controls the Corporation within the meaning of the Act, and any Underwriter (as defined in the Act) for the Corporation, each other Holder and each Person, if any, who controls such other Holder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Corporation or any such director, officer, controlling person, other Holder or underwriter may become subject, under the Act and applicable state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which it was made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing by or on behalf of such Holder expressly for use in such Registration Statement and (ii) reimburse any legal or other expenses reasonably incurred by the Corporation or any such director, officer, other Holder, controlling person or Underwriter attributable to investigating or defending any loss, claim, damage, liability or action indemnified by such Holder pursuant to clause (i); provided, however, that the indemnity agreement contained in this Section 14(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, delayed or conditioned).

                      (c) Promptly after receipt by an indemnified party under this Section 14 of notice of the commencement of any action or knowledge of a claim that would, if asserted, give rise to a claim for indemnity hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 14, notify the indemnifying party in writing of the commencement thereof or knowledge thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. If prejudicial to any material extent to his ability to defend such action, the failure to notify an indemnifying party promptly of the commencement of any such action or of the knowledge of any such claim, shall relieve such indemnifying party of any liability to the indemnified party under this Section 14 to the extent so prejudiced, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 14. Each indemnified party shall have the right to employ separate counsel in such action, claim or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of each indemnified party unless: (i) such indemnifying party has agreed to pay such expenses, (ii) such indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to such indemnified party or (iii) such indemnified party shall have been advised in writing by counsel that either there may be one or more legal defenses available to it which are different from or in addition to those available to such indemnifying party or such affiliate or controlling person or a conflict of interest may exist if such counsel represents such indemnified party and such indemnifying party or its affiliate or controlling person; provided, however, that such indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), which counsel shall be designated by such indemnified party.

                      (d) The indemnifying party's liability to any such indemnified party hereunder shall not be extinguished solely because any other indemnified party is not entitled to indemnity hereunder. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party, and will survive the transfer of securities. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Act shall be entitled to indemnification from any Person who was not guilty of such fraudulent misrepresentation.

                      (e) If the indemnification provided for in this Section 14 is for any reason, other than pursuant to the terms thereof, held to be unavailable or insufficient to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying and indemnified parties in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits received by the indemnifying and indemnified parties from the offering of Registrable Securities. The relative benefits received by a party shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by such party bears to the total net proceeds from the offering received by all parties. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Corporation or a Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Holders agree that it would not be just and equitable if contribution pursuant to this subsection
(e) were determined by pro rata allocation or by any other method of allocation taking into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                      (f) The liability of each Holder in respect of any indemnification or contribution obligation of such Holder arising under this Agreement with respect to a particular registration statement shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such Holder in connection with the registration in question) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

                  15. Remedies. In addition to being entitled to exercise all rights provided in this Agreement as well as all rights granted by law, including recovery of damages, each Holder of Registrable Securities will be entitled to specific performance of its rights under this Agreement. The Corporation agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees not to raise the defense in any action for specific performance that a remedy at law would be adequate.

                  16. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Corporation has obtained the written consent of the holders of a majority of the Investor Registrable Securities.

                  17. Future Changes in Registration Requirements. In the event that the registration requirements under the Act are amended or eliminated to accommodate a "Company registration" or similar approach, this Agreement shall be deemed amended to the extent necessary to reflect such changes and the intent of the parties hereto with respect to the benefits and obligations of the parties, and in such connection, the Corporation shall use reasonable efforts to provide Holders of Registrable Securities equivalent benefits to those provided under this Agreement.

                  18. Filing Notices and Copies. The Corporation shall provide to each Holder of Registrable Securities such number of copies of any Registration Statement, amendment thereto (including post-effective amendments) or other report, document or notice that is filed with the Commission or other authority under the securities laws, as may be reasonably requested by such Holder of Registrable Securities. In addition, the Corporation shall provide prior notice to any Holder of Registrable Securities of any such filing of a

Registration Statement or amendment thereto, provided that the foregoing notice provision shall not shorten any other advance notice provision contained in this Agreement.

                  19. Foreclosure Upon Securities. Notwithstanding anything herein to the contrary, this Agreement shall not apply to any equity securities of the Corporation, or to any equity securities of Dollar Express or any other Subsidiary, upon foreclosure on any such equity securities ("Foreclosed Securities") by the Lenders (or the Administrative Agent on their behalf) pursuant to the Pledge Agreement, but continuing only for so long as the Lenders shall hold Foreclosed Securities.

                  20. Notices. All notices and other communications hereunder shall be in writing and shall be given to the Person either by hand delivery or by United States express mail, postage prepaid, or by overnight courier services guaranteeing next business day delivery, charges prepaid, or by telecopier, to such party's address or to such party's telecopy number. Copies of all notices to the Corporation and to the Management Shareholder shall be sent to Fox, Rothschild, O'Brien & Frankel, LLP, 2000 Market Street, 10th Floor, Philadelphia, Pennsylvania 19103, Attention: Ramon R. Obod, Esq., telecopy (215) 299-2150, and copies of all notices to any Investor shall be sent to Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania, 19103-2799,
Attention: James D. Epstein, Esq., telecopy (215) 981-4750. If the notice is sent by United States express mail or by overnight courier services, it shall be deemed to have been given to the Person entitled thereto one business day after deposited with the post office or the courier service for delivery to that Person or, in the case of a notice given by hand delivery or telecopy, when received. Notice of any change in any such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

                  21. Interpretation. Unless the context of this Agreement otherwise requires, (i) words of any gender include each gender and the neuter;
(ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the term "including" or similar words shall be construed as to refer to such matter without limitation thereof. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  22. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to the application of the principles of conflicts or choice of laws.

                  23. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  24. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement with regard to the subject matter hereof and intended to be a complete and exclusive statement of the agreement and matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Corporation with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  25. Counterparts; Facsimile Signatures. This Agreement may be executed, including by facsimile signature, in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  26. Parties Benefitted. Nothing in this Agreement, express or implied, is intended, except as set forth herein, to confer upon any third party any rights, remedies, obligations or liabilities.

                  27. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns including, without limitation, subsequent Holders of Registrable Securities agreeing to be bound by all and the terms and conditions of this Agreement.

                  IN WITNESS WHEREOF, this Registration Rights Agreement has been executed as of the date and year first above written.

                                DE&S HOLDING CO.


                                By: /s/ Murray Spain
                                    --------------------------------------------
                                    Name:  Murray Spain
                                    Title: President


                                DOLLAR EXPRESS, INC.


                                By: /s/ Bernard Spain
                                    --------------------------------------------
                                    Name:  Bernard Spain
                                    Title: Chief Executive Officer


                                BERNARD SPAIN


                                /s/ Bernard Spain
                                ------------------------------------------------


                                MURRAY SPAIN


                                /s/ Murray Spain
                                ------------------------------------------------


                                GLOBAL PRIVATE EQUITY III LIMITED PARTNERSHIP
                                By: Advent International Limited Partnership,
                                    its General Partner

                                By: Advent International Corporation,
                                    its General Partner


                                By: /s/ David M. Mussafer
                                    --------------------------------------------
                                    Name:  David M. Mussafer
                                    Title: Senior Vice-President

                                ADVENT PGGM GLOBAL LIMITED PARTNERSHIP
                                By: Advent International Limited Partnership,
                                    its General Partner

                                By: Advent International Corporation,
                                    its General Partner


                                By: /s/ David M. Mussafer
                                    --------------------------------------------
                                    Name:  David M. Mussafer
                                    Title: Senior Vice-President


                                ADVENT PARTNERS GPE III LIMITED PARTNERSHIP
                                By: Advent International Corporation,
                                    General Partner


                                By: /s/ David M. Mussafer
                                    --------------------------------------------
                                    Name:  David M. Mussafer
                                    Title: Senior Vice-President


                                ADVENT PARTNERS (NA) GPE III LIMITED PARTNERSHIP
                                By: Advent International Corporation,
                                    General Partner


                                By: /s/ David M. Mussafer
                                    --------------------------------------------
                                    Name:  David M. Mussafer
                                    Title: Senior Vice-President


                                ADVENT PARTNERS LIMITED PARTNERSHIP
                                By: Advent International Corporation,
                                    General Partner


                                By: /s/ David M. Mussafer
                                    --------------------------------------------
                                    Name:  David M. Mussafer
                                    Title: Senior Vice-President

                                GUAYACAN PRIVATE EQUITY FUND
                                LIMITED PARTNERSHIP


                                By: /s/ David M. Mussafer
                                    --------------------------------------------
                                    Name:  David M. Mussafer
                                    Title: Senior Vice-President
                                           Advent International Corporation


                                DOLLAR EXPRESS INVESTMENT, LLC


                                By: /s/ Mark W. Mealy
                                    --------------------------------------------
                                    Name:  Mark W. Mealy
                                    Title: Manager, Dollar Express
                                             Investment, LLC

                                   Schedule 1
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

                               OWNERSHIP INTERESTS


Common Stock

Bernard Spain                                                 3,235,000 shares
Murray Spain                                                  3,235,000 shares

Global Private Equity III Limited Partnership                 warrant to purchase 335,833 shares
Advent PGGM Global Limited Partnership                        warrant to purchase 51,463 shares
Advent Partners GPE III Limited Partnership                   warrant to purchase 5,071 shares
Advent Partners (NA) GPE III Limited Partnership              warrant to purchase 1,500 shares
Advent Partners Limited Partnership                           warrant to purchase 2,204 shares
Guayacan Private Equity Fund Limited Partnership              warrant to purchase 11,904 shares
Dollar Express Investment, LLC Limited Partnership            warrant to purchase 8,692 shares

Preferred Stock

Global Private Equity III Limited Partnership                 2,845,180 shares
Advent PGGM Global Limited Partnership                          435,990 shares
Advent Partners GPE III Limited Partnership                      42,960 shares
Advent Partners (NA) GPE III Limited Partnership                 12,708 shares
Advent Partners Limited Partnership                              18,674 shares
Guayacan Private Equity Fund Limited Partnership                100,852 shares
Dollar Express Investment, LLC Limited Partnership               73,636 shares

                                    Exhibit A
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


                                   COUNTERPART

         THIS INSTRUMENT forms part of the Registration Rights Agreement (the "Agreement") made as of the __ day of ___________, 1999, by and among DE&S Holding Co., a Pennsylvania corporation, Dollar Express, Inc., a Pennsylvania corporation, Bernard Spain, Murray Spain, Global Private Equity III Limited Partnership, a Delaware limited partnership, Advent PGGM Global Limited Partnership, a Delaware limited partnership, Advent Partners GPE III Limited Partnership, a Delaware limited partnership, Advent Partners (NA) GPE III Limited Partnership, a Delaware limited partnership, Advent Partners Limited Partnership, a Delaware limited partnership, Guayacan Private Equity Fund Limited Partnership, a Delaware limited partnership, Dollar Express Investment, LLC, a North Carolina limited liability company, and any additional Holders (as defined in the Agreement), from time to time, which Agreement permits execution (including by facsimile) by counterpart. The undersigned hereby acknowledges having received a copy of the Agreement (which is annexed hereto as Annex I) and having read the Agreement in its entirety, and for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, hereby agrees that the terms and conditions of the Agreement shall be binding upon the undersigned as a Holder, and such terms and conditions shall inure to the benefit of and be binding upon the undersigned, and its successors and permitted assigns.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument this ____ day of _________________, ____.


                                          --------------------------------------
                                          (Signature of Holder)


                                          --------------------------------------
                                          (Print Name of Person, if an Entity)


                                          --------------------------------------
                                          (Print Name & Title of Person Signing)